SHAREHOLDERS' EQUITY	3 Months Ended
Mar. 31, 2014
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
4. SHAREHOLDERS' EQUITY

During the three month period ended March 31, 2014, the Company issued 12,400,000 shares a result of an underwritten public offering in March 2014. The offering price to the public was $9.75 per ADS and included payment of a commission of $0.585 per ADS. Total net proceeds amounted to $113,646,000. Additional fees related to the capital raise amounted to $ 810,000 decrease the net proceeds to $112,836,000.

A further 255,000 shares were issued during the three month period ended March 31, 2014 as a result of the exercise of stock options and warrants.

The total amount of shares outstanding as of March 31, 2014 amounted to 38,267,550.